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                                                                EXHIBIT 10.42

                            SECURED PROMISSORY NOTE

$205,000.00                                                   February 18, 1997

     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order or DVI Business Credit Corporation ("Payee") at 4041 MacArthur Blvd., Suite 401, Newport Beach, CA 92660, or at such other address as the holder of this Note shall direct, the principal sum of Two Hundred Five Thousand and 00/100 Dollars ($205,000.00), which includes an origination fee of 2.5% ($5,000.00). The Note is payable at $7,500.00 (inclusive of principal and interest) per week for twenty-eight consecutive weeks commencing on February 25, 1997, and payable on the first day of each succeeding week, until August 29, 1997 (the "Maturity Date"). All amounts due and payable under this Note shall be deducted from the lockbox/deposit account pursuant to Section 2.6 of the Security Agreement as defined below. On the Maturity Date the entire remaining principal balance of this Note plus any and all accrued and unpaid interest, shall be due ad payable. This Note is secured by that certain Revolving Loan and Security Agreement between the Maker and Payee dated as of September 13, 1996 (collectively, the "Security Agreement").

     This Note shall bear interest on the unpaid principal balance hereof at the fluctuation rate of interest announced publicly by Bank of America NT&SA in San Francisco, California, form time to time as its base rate plus three percent (3.0%) per annum, computed on the basis of a 360-day year and actual days elapsed, until paid. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

     Principal and interest on this Note shall be payable in lawful money of the Unites Sates of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

     In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or event of default occurs hereunder, under the Security Agreement or under any other present or future instrument, document, or agreement between Maker and Payee (collectively, "Events of Default"), Payee may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, and without limiting Payee's other rights and remedies, in the event any installment of principal or interest is not paid in full on or before the date due, Maker agrees that it would be impracticable or extremely difficult to fix the actual damages resulting therefrom to Payee, and therefore the Maker agrees immediately to pay to Payee an amount equal to 5% of the installment (or portion therof), not paid, as liquidated damages, to compensate Payee for the internal administratve expenses in administering the default. The acceptance of any installment of principal or interest by Payee after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any right of Payee to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise an rights be held to waive the same. Without limiting Payee's other rights and remedies, following the occurance of an Event of Default, the interest rate hereunder

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shall increase by an additional 2% per annum until such Event of Default has been cured.

     All Payments herunder are to be applied first to costs and fees referred to herunder, second to the payment of accrued interset and the remaining balance to the payments of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. Payee shall have the continuing and exclusive right to apply or reverse and reapply any and all payments herunder.

     Upon execution hereof, Maker will pay to Payee an origination fee equal to three percent (3.0%) of the Note amount and a daily over-advance fee of one hundred dollars ($100.00).

     Maker agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by Payee in connection with or related to this Note, or its enforcement, whether or not suit be brought. Maker hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, and Maker herby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

     This Note is secured by the Security Agreement and all other present and future security agreements between Maker and Payee. Nothing herein shall be deemed to limit any of the terms or provisions of the Security Agreeement, or any other present or future document, instrument or agreement, between Maker and Payee, and all of Payee's rights and remedies herunder and thereunder are cumulative. In the event that the interest set forth in this Note, including any interest on accrued but unpaid interest, is in excesss of the then legal maximum rate, then that portion of such interest in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of the Note.

     In the event of any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

     No waiver or modificaiton of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Payee, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

     THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY PAYEE IN ORANGE COUNTY, CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISONS) OF THE STATE OF CALIFORNIA, AS THE SAME MAY FROM TIME TO TME BE IN EFFECT. MAKER HEREBY (i) IRREVOCABLY SUMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ORANGE COUNTY, CALIFORNIA OVER ANY ACTION OR PROCEEDING ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL

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PROCESS UPON MAKER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY
MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO MAKER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETE UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO MAKER'S ADDRESS; (iii) IRREVOCABLY WAIVES , TO THE FULLEST EXTENT MAKER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCOVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGEMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGEMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST PAYEE OR ANY OF PAYEE'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS
NOTE IN ANY COURT OTHER THAN ONE LOCATED IN ORANGE COUNTY, CALIFORNIA. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR PAYEE'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR PAYEE'S RIGHT TO BRING ANY ACITON OR PROCEEDING AGAINST MAKER OR MAKER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     PAYEE, BY ITS ACCEPTANCE OF THIS NOTE, AND MAKER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACITON OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN PAYEE AND MAKER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF PAYEE OR MAKER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH PAYEE OR MAKER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.


     NATIONAL DIAGNOSTICS, INC
     A Florida corporation

     By: /s/ Curtis L. Alliston
        --------------------------------
     Print Name:     Curtis L. Alliston
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     Title:             President
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